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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): December 27, 2005
                                                     (December 21, 2005)

                              CONCORD CAMERA CORP.
                  --------------------- ---------------------
             (Exact name of registrant as specified in its charter)



       New Jersey                                          13-3152196
-------------------------------                     ----------------------------
(State or other jurisdiction                           (I.R.S. Employer
 of incorporation)                                     Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)


    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Each of the following officers of Concord Camera Corp. (the "Company") has agreed to separate from the Company and its subsidiaries and affiliates, and to conclude the term of his employment with the Company and its subsidiaries and affiliates, effective as of March 31, 2006: Keith L. Lampert, an Executive Vice President and the Chief Operating Officer of the Company; Harlan I. Press, a Vice President and the Treasurer, Principal Financial Officer and Assistant Secretary of the Company; and Alan Schutzman, a Senior Vice President and the General Counsel and Secretary of the Company. In connection therewith, on December 24, 2005, each of Messrs. Lampert, Press and Schutzman and the Company entered into a Separation Agreement.

Pursuant to the Separation Agreement between Keith L. Lampert and the Company, Mr. Lampert is to receive, in addition to the benefits to which he is entitled under the Company's 401(k) plan and his Supplemental Executive Retirement Plan ("SERP"): (a) a three-month extension of the term of his employment with the Company, through March 31, 2006; (b) the equivalent of his base salary of $350,000 per annum plus his auto allowance of $1,500 per month for a period of twelve (12) months from and after the effective date of his termination other than for "cause" (as defined in his Terms of Employment) (March 31, 2006 or the date of any earlier voluntary termination or termination without cause) (the "Post-Employment Period") in accordance with the severance provisions of his Terms of Employment, payable in accordance with the Company's normal payroll practices; (c) his full vacation allotment for calendar year 2006 as though he was in the employ of the Company throughout calendar year 2006; (d) payment for his accrued but unused vacation allotment; (e) reimbursement of premiums for the continuation of his health insurance coverage under COBRA during the Post-Employment Period; (f) reimbursement of up to $3,900 for life and disability insurance coverage during the Post-Employment Period; (g) the acceleration of the vesting date of one of the deferred compensation accounts (with a balance of $130,690.00 as of November 30, 2005) under his SERP from August 6, 2006 to the earlier of (i) March 31, 2006 or (ii) the effective date of any earlier termination without cause or any earlier voluntary termination;
(h) the payment, on or before March 31, 2006, of $4,400 in medical expense reimbursement claims for which he has not been paid by the Company's insurance carrier; and (i) reimbursement of up to $2,500 in attorneys' fees incurred by him in connection with his Separation Agreement.

Pursuant to the Separation Agreement between Mr. Press and the Company, Mr. Press is to receive, in addition to the benefits to which he is entitled under the Company's 401(k) plan and his SERP: (a) a three-month extension of the term of his employment with the Company, through March 31, 2006; (b) the equivalent of his base salary of $180,000 per annum plus his auto allowance of $500 per month during the Post-Employment Period in accordance with the severance provisions of his Terms of Employment, payable in accordance with the Company's normal payroll practices; (c) his full vacation allotment for calendar year 2006 as though he was in the employ of the Company throughout calendar year 2006; (d) payment for his accrued but unused vacation allotment; (e) reimbursement of premiums for the continuation of his health insurance coverage under COBRA during the Post-Employment Period; (e) reimbursement of premiums for life and disability insurance coverage substantially similar to the coverage to which he is now entitled under his Terms of Employment during the Post-Employment Period;
(f) payment of up to $1,200 for the maintenance of his term life insurance coverage under his Terms of Employment during the Post-Employment Period; and
(g) reimbursement of up to $2,500 in attorneys' fees incurred by him in connection with his Separation Agreement.


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Pursuant to the Separation Agreement between Mr. Schutzman and the Company, the ending date of his employment term with the Company was changed from September 14, 2005 to (and including) March 31, 2006 and Mr. Schutzman is to receive, in addition to the benefits to which he is entitled under the Company's 401(k) plan and his SERP: (a) the equivalent of his base salary of $275,000 per annum plus his auto allowance of $1,000 per month for a period of twelve (12) months from and after the effective date of his termination other than voluntarily or for "cause" (as defined in his Terms of Employment) (March 31, 2006 or the date of any termination without cause) (the "Schutzman Post-Employment Period") in accordance with the severance provisions of his Terms of Employment, payable in accordance with the Company's normal payroll practices; (b) his full vacation allotment for calendar year 2006 as though he was in the employ of the Company throughout calendar year 2006; (c) payment for his accrued but unused vacation allotment; (d) reimbursement of premiums for the continuation of his health insurance coverage under COBRA during the Schutzman Post-Employment Period; (e) reimbursement of premiums for life and disability insurance coverage substantially similar to the coverage to which he is now entitled under his Terms of Employment during the Schutzman Post-Employment Period; and (e) reimbursement of up to $2,500 in attorneys' fees incurred by him in connection with his Separation Agreement.

Under the terms of their respective Separation Agreements, each of Messrs. Lampert, Press and Schutzman (a) is prohibited from competing with the Company for a period of one year following the effective date of his separation from the Company; (b) agreed to provide to the Company certain cooperation and assistance (without additional compensation therefor during the one-year period covered by their severance payments); and (c) agreed to release the Company from any claims each may have against the Company.

The terms of the Separation Agreement are generally consistent with the termination provisions of the respective Terms of Employment of Messrs. Lampert, Press and Schutzman, with the exception of (i) the reimbursement of post-employment insurance premiums and other insurance coverage costs, (ii) the vacation allotments for calendar year 2006, (iii) the reimbursement of attorneys' fees, (iv) the reimbursement of certain post-employment costs of Mr. Press' term life insurance coverage, and (v) the acceleration of the vesting date of the balance in one of Mr. Lampert's SERP accounts.

The Company also has extended the Terms of Employment of Urs Stampfli, a Senior Vice President and the Director of Global Sales and Marketing of the Company, for a period of one year from January 1, 2006 to January 1, 2007.


ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the Separation Agreements described in Item 1.01 above, each of Messrs. Lampert, Press and Schutzman agreed to resign from their respective positions with the Company effective March 31, 2006.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit           Description
No.               of Exhibit
-------           -----------

10.1              Extension and Amendment of Terms of Employment of Urs W.
                  Stampfli with Concord Camera Corp. effective as of January 1, 2006, by and between the Company and Urs W. Stampfli






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CONCORD CAMERA CORP.


Date:  December 27, 2005                     By:    /s/ Helen R. Franco
                                                -------------------------------
                                                 Helen R. Franco,
                                                 Corporate Counsel
                                                     and Assistant Secretary


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